SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) March 24, 1998

                  The Originators listed below under a Pooling
                   and Servicing Agreement, dated as of
                  February 28, 1998, providing for the issuance of The Money Store Asset-Backed Certificates, Series 1998-A.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.
             (Exact name of registrant as specified in its charter)

     *                             333-32775                         *
(State or other                (Commission File               (IRS Employer ID
jurisdiction of                   Number)                         Number)
incorporation)
                   -------------------------------------------
                                *--See Schedule A


3301 C Street, Sacramento, California                     95816
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (916) 446-5000


                                       N/A
         (Former name or former address, if changed since last report)


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                                   SCHEDULE A


                                                                    IRS
                                    State                          Employer
                                     of                        Identification
   REGISTRANT                    INCORPORATION                       NUMBER

TMS Mortgage Inc.                  New Jersey                      22-3217781
The Money Store/D.C. Inc.             D.C.                         22-2133027
The Money Store/Minnesota Inc.     Minnesota                       22-3003495
The Money Store Home Equity Corp.  Kentucky                        22-2522232
The Money Store/Kentucky Inc.      Kentucky                        22-2459832

 Item 5.    OTHER EVENTS

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated, Lehman Brothers Inc., First Union Capital Markets, a division of Wheat First Securities, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Salomon Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Chicago Capital Markets, Inc. (the "Underwriters") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C. Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Asset-Backed Certificates, Series 1998-
A. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

EXHIBIT NO.

99.1        Computational Materials of Prudential Securities Incorporated.
99.2        Computational Materials of Lehman Brothers Inc.
99.3        Computational Materials of First Union Capital
            Markets, a Division of Wheat First Securities, Inc.
99.4        Computational Materials of Morgan Stanley & Co. Incorporated
99.5        Computational Materials of Bear, Stearns & Co. Inc.
99.6        Computational Materials of Salomon Brothers Inc.
99.7        Computational Materials of Merrill Lynch, Pierce,
            Fenner & Smith Incorporated
99.8        Computational Materials of First Chicago Capital Markets, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            TMS MORTGAGE INC.
                            THE MONEY STORE/D.C. INC.
                            THE MONEY STORE/MINNESOTA INC.
                            THE MONEY STORE HOME EQUITY CORP.
                            THE MONEY STORE/KENTUCKY INC.


                             By: /s/ Michael H. Benoff
                             Name: Michael H. Benoff
                             Title: Senior Vice President


Dated: March 26, 1998

                                  EXHIBIT INDEX

EXHIBIT

99.1         Computational Materials of Prudential Securities Incorporated.
99.2         Computational Materials of Lehman Brothers Inc.
99.3         Computational Materials of First Union Capital
             Markets, a Division of Wheat First Securities, Inc.
99.4         Computational Materials of Morgan Stanley & Co. Incorporated
99.5         Computational Materials of Bear, Stearns & Co. Inc.
99.6         Computational Materials of Salomon Brothers Inc.
99.7         Computational Materials of Merrill Lynch, Pierce,
             Fenner & Smith Incorporated
99.8         Computational Materials of First Chicago Capital Markets, Inc.